 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2021

AEROCENTURY CORP.

(Exact name of registrant as specified in our charter)

Delaware	001-13387	94-3263974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

(650) 340-1888

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACY	NYSE American Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 1, 2021, Ms. Florence Ng notified the Board of Directors (the “Board”) of AeroCentury Corp. (the “Company”) of her resignation as General Counsel of the Company, effective immediately. Ms. Ng’s resignation was not due to a disagreement with the Company, its operations, policies, or practices but due to her relocation at the request of the Company from Hong Kong to the Company’s headquarters in Palo Alto, California to head the Company’s operations and business development.

(c) On November 1, 2021, the Board elected Ms. Ng to serve as the Company’s Vice President of Business Development. In connection with her appointment as Vice President of Business Development, the Company entered into an amendment to the existing employment agreement with Ms. Ng to properly reflect Ms. Ng’s resignation as General Counsel and her new appointment as Vice President of Business Development (the “Ng Amendment”). Ms. Ng will not receive additional compensation for serving as the Company’s Vice President of Business Development. The remaining material terms of Ms. Ng’s original employment agreement were unchanged.

Except as disclosed in this in this Current Report, there are no arrangements or understandings with any other person pursuant to which Ms. Ng was appointed as Vice President of Business Development of the Company. There are also no family relationships among Ms. Ng and any of the Company’s directors or executive officers. Except as disclosed in this in this Current Report, Ms. has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the original employment agreement with Ms. Ng is filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 1, 2021 and is incorporated herein by reference. The foregoing description of the Ng Amendment is qualified in its entirety by reference to the full text of the Ng Amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Exhibit Description
10.1	Amendment to Employment Agreement by and between AeroCentury Corp. and Florence Ng, dated as of November 1, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

AeroCentury Corp.

	By:	/s/ Yucheng Hu
Yucheng Hu Chief Executive Officer

Dated: November 4, 2021

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